UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2022

Royale Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55912	81-4596368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1530 Hilton Head Rd., Suite 205 El Cajon, California		92019
(Address of Principal Executive Offices)		(Zip Code)

(619) 383-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

On December 5, 2022, Weaver and Tidwell, L.L.P. (“Weaver”) resigned as the independent registered public accounting firm of Royale Energy, Inc. (the “Company”). Weaver’s report on the Company’s financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and it was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in the report, which noted that there was substantial doubt as to the Company’s ability to continue as a going concern. Weaver was engaged by the Company on May 25, 2021 and did not issue a report on the Company’s financial statements for the fiscal year ended December 31, 2020. The resignation of Weaver was accepted by the Company’s Audit Committee on December 6, 2022.

During Weaver’s engagement by the Company, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Weaver or reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weaver, would have caused Weaver to make a reference to the subject matter of the disagreement in connection with its report.

The Company has provided a copy of the above statements to Weaver and requested that Weaver furnish it with a letter addressed to the Securities and Exchange Commission stating whether Weaver agrees with these statements. A copy of Weaver’s letter, dated December 7, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is currently interviewing accounting firms to audit the Company’s financial statements and will file a Form 8-K disclosing the engagement of its new principal independent accountant.

Item 9.01         Financial Statements and Exhibits.

16.1         Letter of Weaver & Tidwell L.L.P. to the Securities and Exchange Commission dated December 7, 2022.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2022	ROYALE ENERGY, INC.

	By:	/s/ Johnny Jordan
Johnny Jordan
Chief Executive Officer